UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006

THE TJX COMPANIES, INC.
(Exact Name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-4908 (Commission File Number)	04-2207613 (IRS Employer Identification No.)
770 Cochituate Road
Framingham, MA 01701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 390-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 18, 2006, Dennis F. Hightower notified the Company that he was resigning from the Board of Directors of The TJX Companies, Inc., effective December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
By:	/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial and Administrative Officer

Date:  December 22, 2006